SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 17, 2002
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


    1-3950                                                38-0549190
    -------                                               ----------
(Commission File Number)                       (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                                48126
----------------------------------------                             ---------
(Address of principal executive offices)                             (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

         Our news release dated January 17, 2002 and supplemental financial information, each concerning full-year and fourth quarter 2001 financial results, filed as Exhibits 20, 99.1 and 99.2 through 99.5, respectively, to this report, are incorporated by reference herein.

         In addition, our North American Production and Overseas Sales schedule dated January 17, 2002, filed as Exhibit 99.6 to this report, is incorporated by reference herein.

         To view slides summarizing our full-year and fourth quarter 2001 financial results, investors can visit the following web site: http://media.ford.com/pdf/4Q2001results.pdf. Also, investors can access replays of a review of our full-year and fourth quarter results by I. Martin Inglis, Ford's Group Vice President and Chief Financial Officer, that took place in the morning on January 17, 2002, by visiting one of the following web sites: www.streetfusion.com or www.streetevents.com.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                         Method of Filing
-----------           -----------                         ----------------

Exhibit 20            News Release dated
                      January 17, 2002                   Filed with this Report

Exhibit 99.1          2001 Financial Statements          Filed with this Report

Exhibit 99.2          Selected Consolidated Detail       Filed with this Report

Exhibit 99.3          Vehicle Unit Sales Detail          Filed with this Report

Exhibit 99.4          Fourth Quarter 2001 Data           Filed with this Report
                      Sheet

Exhibit 99.5          Automotive Geographic and          Filed with this Report
                      Cost of Sales Detail

Exhibit 99.6          North American Production          Filed with this Report
                      and Overseas Sales schedule
                      dated January 17, 2002





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                                      -3-


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                                FORD MOTOR COMPANY
                                                -------------------------------
                                                (Registrant)


Date:  January 17, 2002                         By: /s/Peter Sherry, Jr.
                                                -------------------------------
                                                       Peter Sherry, Jr.
                                                       Assistant Secretary




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                                      -4-


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated January 17, 2002

Exhibit 99.1               2001 Financial Statements

Exhibit 99.2               Selected Consolidated Detail

Exhibit 99.3               Vehicle Unit Sales Detail

Exhibit 99.4               Fourth Quarter 2001 Data Sheet

Exhibit 99.5               Automotive Geographic and
                           Cost of Sales Detail

Exhibit 99.6               North American Production
                           and Overseas Sales schedule
                           dated January 17, 2002